EATON VANCE NEW YORK MUNICIPAL OPPORTUNITIES FUND

Supplement to Prospectus dated August 1, 2024

The following replaces the “Annual Fund Operating Expenses” table under “Fees and Expenses of the Fund”:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.41%	0.41%	0.41%
Distribution and Service (12b-1) Fees	0.15%	0.90%	None
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.82%	1.57%	0.67%
Expense Reimbursement (1)	-0.12%	-0.12%	-0.12%
Total Annual Operating Expenses After Expense Reimbursement	0.70%	1.45%	0.55%

(1)The administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.70% for Class A shares, 1.45% for Class C shares and 0.55% for Class I shares.  This expense reimbursement will continue through August 1, 2025.  Any amendment to or termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.  Amounts reimbursed may be recouped by the administrator during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.  Pursuant to this arrangement, the administrator may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

May 30, 2025	48615-00 5.30.25